SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                    September 23, 2004 (September 23, 2004)


                              RITE AID CORPORATION
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



   Delaware                           1-5742                     23-1614034
________________________________________________________________________________
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                            17011
________________________________________________________________________________
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code        (717) 761-2633
                                                     ___________________________


                                      None
 _______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On September 23, 2004, we announced our financial position and results of operations as of and for our second quarter, ended August 28, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The announcement includes a non-GAAP financial measure, "Adjusted EBITDA."

Adjusted EBITDA represents net income (loss) from operations excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for store closing and impairment, inventory write-downs related to closed stores, stock-based compensation expense, debt modifications and retirements, litigation proceeds, litigation expense, expense of the defense against litigation related to prior managements' business practices and the defense of prior management, sales of assets and investments, and non-recurring items. We reference this non-GAAP financial measure frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. In addition, incentive compensation is based on Adjusted EBITDA and we base our forward-looking estimates on Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We include this non-GAAP financial measure in our earnings announcement in order to provide transparency to investors and enable investors to compare our operating performance with the operating performance of our competitors.


Item 9.01. Financial Statements  and Exhibits.

(c) Exhibits.

99.1   Registrant's Press Release, dated September 23, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RITE AID CORPORATION


Dated: September 23, 2004                   By:   /s/Robert B. Sari
                                                ________________________________
                                            Name:  Robert B. Sari
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary


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                                 EXHIBIT INDEX



Exhibit No.        Description

 99.1              Registrant's Press Release dated September 23, 2004.